UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2011
SNAP INTERACTIVE, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-52176 (Commission File Number)	20-3191847 (IRS Employer Identification No.)
462 7th Avenue, 4th Floor, New York, NY 10018 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (212) 594-5050
363 7th Avenue, 13th Floor, New York, NY 10001 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2011, the Board of Directors of Snap Interactive, Inc. (the “Company”) appointed Jon D. Pedersen, Sr., to serve as the Company’s Chief Financial Officer, effective October 27, 2011. Clifford Lerner, the Company’s President and Chief Executive Officer, also previously served as the Company’s principal financial officer and principal accounting officer, and relinquished such duties to Mr. Pedersen upon his appointment as Chief Financial Officer. Mr. Lerner remains the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors.

Mr. Pedersen, age 40, comes to the Company from Warner Music Group.  Warner Music Group is a music company with interests in recorded music, music publishing and artist services that was acquired by Access Industries, Inc. in July 2011. Mr. Pedersen served as Senior Vice President – Controller from September 2008 to August 2011 and Vice President – Assistant Controller from May 2005 to September 2008 at Warner Music Group.  In addition, Mr. Pedersen previously served as Chief Financial Officer, Director and Assistant Director of WestLB Securities Inc., a New York based broker-dealer and subsidiary of WestLB AG.  Mr. Pedersen served as Chief Financial Officer from July 2000 to May 2005, as Director from April 2003 to May 2005 and as Assistant Director from July 2000 to April 2003 for WestLB Securities Inc. Mr. Pedersen also previously served as Vice President for Global Management Reporting and Associate – Fixed Income Derivatives at Goldman, Sachs & Co. from April 2000 to July 2000 and July 1998 to April 2000, respectively. Prior to July 1998, Mr. Pedersen served as a Senior Financial Analyst and Senior Accountant at Price Waterhouse LLP in Stamford, Connecticut.   Mr. Pedersen holds a Masters of Business Administration degree from Columbia Business School and a Bachelor’s degree in Business Administration with an emphasis in Accounting from the University of Connecticut.

On October 27, 2011, the Company and Mr. Pedersen entered into an Executive Employment Agreement (the “Employment Agreement”), to employ Mr. Pedersen as the Company’s Chief Financial Officer, effective as of October 27, 2011. The Employment Agreement has an initial term of two years, and will be automatically renewed for a successive one-year term, unless earlier terminated by either party upon prior written notice. Pursuant to the Employment Agreement, Mr. Pedersen is entitled to the following compensation and benefits:

●	A base salary at an annual rate of $250,000, which will be reviewed at least annually, and may be adjusted by the Board of Directors of the Company.

●	Eligibility to receive an annual incentive bonus of $100,000.

●	Awards of options to purchase 600,000 shares of common stock pursuant to the Company’s 2011 Long-Term Incentive Plan as described below.

●	Four weeks paid vacation annually and reimbursement of transportation costs up to $300 per month and cellular and data services up to $150 per month.

●	Eligibility to participate in the Company’s benefit plans that are generally provided for all employees.

Pursuant to its terms and conditions, the Employment Agreement may be terminated by the Company (i) upon Mr. Pedersen’s death or permanent disability, (ii) for Cause (as defined in the Employment Agreement) or (iii) without Cause. The Employment Agreement may be terminated by Mr. Pedersen at any time upon prior written notice to the Company. If the Company terminates Mr. Pedersen without Cause, then Mr. Pedersen is entitled to the following compensation and benefits:

●
The Company will pay Mr. Pedersen his earned but unpaid base salary through the date of termination, any amounts to which he is entitled under the Company’s benefit plans and any unreimbursed reasonable business expenses.

●
If the termination occurs after the first thirty days of employment but before six months of employment and either prior to a change in control or within one year following a change in control, Mr. Pedersen will also be entitled to an additional one month of base salary.

●
If the termination occurs after the first six months of employment but before one year of employment and either prior to a change in control or within one year following a change in control, Mr. Pedersen will also be entitled to an additional three months of base salary.

●
If the termination occurs after the first year of employment and either prior to a change in control or within one year following a change in control, Mr. Pedersen will also be entitled to an additional six months of base salary.

The stock options granted to Mr. Pedersen are subject to the terms and conditions of the Company’s 2011 Long-Term Incentive Plan and a stock option agreement, which terms include that:  (i) upon the effective date of a “change in control”, there is immediate vesting of 50% of the then unvested options and vesting of the remaining unvested options on the earlier of (a) the original vesting date or (b) equally on the first and second anniversary of the effective date of the change in control (subject to early termination or forfeiture in accordance with the terms of the award agreement) and (ii) immediate forfeiture of any vested options upon violation of any non-compete or non-solicitation provisions of the Employment Agreement.

Pursuant to the Employment Agreement, Mr. Pedersen is also subject to a confidentiality covenant, a one year non-compete covenant, a two year non-solicitation covenant and a trading restrictions covenant on stock options, which includes a one year lock up period on the options granted. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

On October 27, 2011, pursuant to the Employment Agreement, the Company granted Mr. Pedersen two options to purchase an aggregate of 600,000 shares of common stock under the Company’s 2011 Long-Term Incentive Plan. The Company granted Mr. Pedersen an option to purchase 100,000 shares of common stock that has an exercise price equal to $0.651 per share and vests fifty percent on the date of grant and fifty percent on the six-month anniversary of the date of grant (subject to early termination or forfeiture in accordance with the award agreement).  The Company also granted Mr. Pedersen an option to purchase 500,000 shares of common stock that has an exercise price equal to $0.651 per share and vests in four equal annual installments beginning on the first anniversary of the date of grant (subject to early termination or forfeiture in accordance with the award agreement).

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On November 1, 2011, the Company issued a press release announcing the appointment of Mr. Pedersen as the Company’s Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this report (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibit
10.1	Executive Employment Agreement, dated October 27, 2011, by and between Snap Interactive, Inc. and Jon Pedersen.

99.1	Press release, dated November 1, 2011, issued by Snap Interactive, Inc. (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP INTERACTIVE, INC.

Date: November 1, 2011	By:	/s/ Clifford Lerner
	Name:	Clifford Lerner
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Executive Employment Agreement, dated October 27, 2011, by and between Snap Interactive, Inc. and Jon Pedersen.

99.1	Press release, dated November 1, 2011, issued by Snap Interactive, Inc. (furnished pursuant to Item 7.01).